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                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons or entities named below agree to the joint filing on behalf of each of them of this Schedule 13D with respect to the common stock of the Company and further agree that this Joint Filing Agreement be included as an exhibit to this Schedule 13D. In evidence thereof, the undersigned hereby execute this Joint Filing Agreement as of the 28th day of August, 1997.



                                                      /s/ Elliot J. Smith
                                                  -----------------------------
                                                  Elliot J. Smith


                                                  DELAWARE CHARTER GUARANTEE
                                                   & TRUST CO.
                                                  c/f Elliot J. Smith SDRP
                                                  Money Purchase Pension Plan



                                                  By: /s/ Patrick Maguire
                                                  ----------------------------
                                                  Name:  Patrick Maguire
                                                  Title: Senior Customer
                                                         Service Representative


                                                  DELAWARE CHARTER GUARANTEE
                                                   & TRUST CO.
                                                  c/f Elliot J. Smith
                                                  IRA/Rollover



                                                  By: /s/ Patrick Maguire
                                                  ----------------------------
                                                  Name:  Patrick Maguire
                                                  Title: Senior Customer
                                                         Service Representative


                                                  PRAEFERO PARTNERS



                                                  By: /s/ Elliot J. Smith
                                                  -----------------------------
                                                     Name:  Elliot J. Smith
                                                     Title: General Partner


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